Exhibit 1


                            AGREEMENT OF JOINT FILING

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of Common Stock, par value $0.0001 per share, of Buyers United, Inc., a Delaware corporation and affirm that the Schedule 13G is being filed on behalf of each of the undersigned. The undersigned further agree that this Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

Dated:  as of March 24, 2004

                          WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                          By:   Wynnefield Capital Management, LLC,
                                General Partner

                                By: /s/ Nelson Obus
                                   --------------------------------------
                                   Nelson Obus, Managing Member

                          WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                          By:   Wynnefield Capital Management, LLC,
                                General Partner

                                By: /s/ Nelson Obus
                                   --------------------------------------
                                   Nelson Obus, Managing Member

                          WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                          By:   Wynnefield Capital, Inc.

                                By: /s/ Nelson Obus
                                   --------------------------------------
                                   Nelson Obus, President

                          WYNNEFIELD CAPITAL MANAGEMENT, LLC

                          By: /s/ Nelson Obus
                              -------------------------------------------
                                  Nelson Obus, Managing Member

                          WYNNEFIELD CAPITAL, INC.

                          By: /s/ Nelson Obus
                              -------------------------------------------
                                  Nelson Obus, President


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                          SHANNON RIVER PARTNERS, L.P.

                          By:   Shannon River Capital Management, LLC,
                                      General Partner

                                By: /s/ Spencer Waxman
                                   --------------------------------------
                                   Spencer Waxman, Managing Member


                          SHANNON RIVER PARTNERS II, L.P.

                          By:   Shannon River Capital MAnagement, LLC,
                                      General Partner

                                By: /s/ Spencer Waxman
                                   --------------------------------------
                                   Spencer Waxman, Managing Member


                          SHANNON RIVER CAPITAL MANAGEMENT, LLC


                                By: /s/ Spencer Waxman
                                   --------------------------------------
                                   Spencer Waxman, Managing Member